Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated October 13, 2017
to the
Prospectus dated July 29, 2017, as supplemented
for the USA Mutuals Vice Fund (the “Fund”),
a series of USA Mutuals (the “Trust”)

Effective October 16, 2017, USA Mutuals Advisors, Inc., the Fund’s investment adviser, will have an updated website for the Fund at www.usamutuals.com. As a result of the website changes, this supplement makes the following amendments to disclosures in the Prospectus.

The “Methods of Buying” sub-section on page 16 of the Prospectus is modified as follows:

Through the Internet
You may establish a new account and purchase initial and ~~purchase~~ subsequent shares through the Fund’s website at www.usamutuals.com if you accepted telephone and internet options on your Account Application form and included a voided check or savings deposit slip.  If you accepted these options and your account has been open for at least 15 calendar days, you may access the website and you will be allowed to purchase Fund shares upon request.  Shareholders who wish to establish a new account and/or purchase shares online may do so on the Fund’s website with the assistance of the Transfer Agent via the chat function. Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

~~Please remember that only purchases of Fund shares are allowed on the website, and you cannot sell Fund shares through the website.~~

The “Methods of Selling” sub-section on page 19 of the Prospectus is modified to add the following redemption option:

Through the Internet
You may redeem shares through the Fund’s website at www.usamutuals.com.   Shareholders who wish to redeem shares online may do so on the Fund’s website with the assistance of the Transfer Agent via the chat function.  You may redeem up to $50,000.  Proceeds from an online redemption can be sent via check to the address of record or can be sent to you by wire or ACH to the previously established bank account.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

Please retain this supplement with your Prospectus.